SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report January 15, 2002

First Union National Bank (as Representative under a Pooling and
Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Trust, Series 1998-A) and each of the Originators listed on Schedule A attached hereto.

(Exact name of registrant as specified in its charter)

*	033-32775	*

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

c/o First Union National Bank, 401 South Tryon Street — NC1179 Charlotte, NC 28288

(Address of principal executive officer)

Registrant’s Telephone Number, including area code: (704) 383-9568

(Former name or former address, if changed since last report)

*	See Schedule A

Item 5 Other Events
Item 7 Financial Statements and Exhibits
SIGNATURES
Monthly Statement

Item 5	Other Events

The Servicer has and continues to adjust its servicing policies to meet the requirements of regulatory agencies, as provided for in the Pooling and Servicing Agreement. The Issuer will disclose such policies that materially and adversely effect the Certificateholders.

Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the January 15, 2002 Remittance Date.

Item 7	Financial Statements and Exhibits

     Item 601 (a) of Regulation

     S-K Exhibit Number

20.1	Monthly statement to Class A Certificate holders with respect to the January 15, 2002 Remittance Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST UNION NATIONAL BANK

By: \s\ Robert Ashbaugh Name: Robert Ashbaugh Title: Vice President	Dated: January 31, 2002

Exhibit Index

20.1	Monthly statement sent to Class A Certificate holders with respect to the January 15, 2002 Remittance Date.